                                EXHIBIT 10.3.1

Amendment, dated August 6, 1996, to the Amended and Restated Revolving Credit and Term Loan Agreement, by and among TRC Companies, Inc. and its subsidiaries, The First National Bank of Boston and BayBank, N.A.

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT




THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (the "Third Amendment") is made and entered into as of the 6th day of August, 1996, by and among TRC COMPANIES, INC., a Delaware corporation ("TRC"), the subsidiaries of TRC identified on the signature pages hereto (the "Subsidiaries" and together with TRC, the "Borrowers"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, BAYBANK, N.A. ("BayBank", together with FNBB, the "Banks"), a national banking association having its principal place of business at 175 Federal Street, Boston, Massachusetts 02110, and FNBB as agent for the Banks (the "Agent").

     WHEREAS, the Borrowers, the Agent and the Banks are parties to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of March 15, 1995, as amended August 30, 1995 and March 26, 1996 (the "Credit Agreement");

     WHEREAS, the Agent, the Banks and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.        Definitions. Capitalized terms used herein without definition
               -----------
have the meanings ascribed to them in the Credit Agreement.

     2.        Amendment to (S)1 of Credit Agreement.  The definition of
               --------------------------------------
"Consolidated Earnings Before Interest and Taxes" appearing in (S)1 the Credit Agreement is amended by adding the following section (e) at the end thereof:

               "and (e) up to $1,100,000 of special charges incurred in the quarter ending March 31, 1996 relating to expenses for staff reductions, selected office closures, excess lease costs and allowances for government receivables and commercial inventories."

     3.        Amendment to (S)6.9 of the Credit Agreement.  Section 6.9 of the
               -------------------------------------------
Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

     "(S)6.9.  Interest Coverage.  As at the end of any fiscal quarter, the
               -------- --------
Borrowers will not permit the ratio of (a) Consolidated Earnings Before Interest and Taxes for the four fiscal quarters ending on such date to (b) Interest Expense for such period to be less than the stated ratio for the respective periods set forth below:


        Period                                          Ratio
        ------                                          -----

         4/1/96 through 6/30/96                         3.00:1
         7/1/96 through 3/30/97                         2.00:1
         3/31/97 to 6/29/97                             2.25:1
         6/30/97 to 9/29/97                             2.50:1
         Thereafter                                     3.00:1."

     4.         Addition of (S)6.12 of the Credit Agreement. Section 6.12 of the
                -------------------------------------------
Credit Agreement is hereby added to the Credit Agreement immediately following
(S)6.11 thereof, which (S)6.12 reads as follows:

     "(S)6.12.  Profitable Operations.  Commencing with the fiscal quarter
                ---------------------
ending June 30, 1996, the Borrowers will not permit consolidated net income of the Borrowers (determined in accordance with GAAP) to be less than $0 for any two consecutive fiscal quarters."

     5.         Ratification, etc. Except as expressly amended hereby, the
                ------------------
Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by the Third Amendment.

     6.         GOVERNING LAW.  THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND
               --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

     7.         Counterparts. This Third Amendment may be executed in any number
                ------------
of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

     8.         Representations and Warranties. The Borrowers hereby represent
                ------------------------------
and warrant to the Banks and the Agent that each of the representations and warranties of the Borrowers contained in the Credit Agreement, the other Loan Documents and in all other documents or instruments delivered pursuant to or in connection with the Credit Agreement were true as of the date as of which they were made and continue to be true at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement as amended hereby and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate have not been materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

     9.         Effectiveness.  This Third Amendment shall become effective upon
                --------------
satisfaction of each of the following conditions precedent:

     (a) this Third Amendment shall have been executed and delivered by the respective parties hereto; and

     (b) the Agent shall have received from the Borrowers an amendment fee of $5,000, such amendment fee to be shared pro rata by the Banks in accordance with their respective Commitment Percentages.

     10.        ENTIRE AGREEMENT.  THIS THIRD AMENDMENT AND THE CREDIT AGREEMENT
               -----------------
REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment under seal as of the date set forth above.




                               TRC COMPANIES, INC.


                               By:   /s/ Peter J. Russo
                                  --------------------------------
                                         Senior Vice President
                                         Chief Financial Officer


                               MONITORING INSTRUMENTS FOR THE
                               ENVIRONMENT, INC.


                               By:   /s/ Harold C. Elston, Jr.
                                  --------------------------------
                                         Treasurer


                               TRC ENVIRONMENTAL CORPORATION


                               By:   /s/ Peter J. Russo
                                  --------------------------------
                                         Senior Vice President
                                         Chief Financial Officer


                               TRC PROCESS ENGINEERING, INC.


                               By:   /s/ Peter J. Russo
                                  --------------------------------
                                         Senior Vice President
                                         Chief Financial Officer

                               TRC INVESTMENT CORPORATION


                               By:   /s/ Harold C. Elston, Jr.
                                  --------------------------------
                                         Secretary and Treasurer

                               NORTH AMERICAN WEATHER
                               CONSULTANTS


                               By:   /s/ Peter J. Russo
                                  --------------------------------
                                         Senior Vice President
                                         Chief Financial Officer


                               ENVIRONMENTAL SOLUTIONS, INC.


                               By:   /s/ Harold C. Elston, Jr.
                                  --------------------------------
                                         Assistant Treasurer


                               TRC-MARIAH ASSOCIATES, INC.


                               By:   /s/ Harold C. Elston, Jr.
                                  --------------------------------
                                         Assistant Treasurer


                               THE FIRST NATIONAL BANK OF BOSTON,
                               as Agent and individually


                               By:   /s/ Arthur J. Oberheim
                                  --------------------------------
                                         Vice President


                               BAYBANK, N.A.


                               By:   /s/ Kathleen S. Dobens
                                  --------------------------------
                                         Assistant Vice President